Exhibit 10.7.2

                    SECOND AMENDMENT TO THE CREDIT AGREEMENT

     SECOND   AMENDMENT,   dated  as  of  April  27,  2000  (this   "Second
Amendment"), to the Credit Agreement, dated as of July 23, 1997 (as amended, supplemented, or otherwise modified from time to time, the ("Credit Agreement"), among COMMSCOPE, INC. OF NORTH CAROLINA, a North
Carolina corporation (the ("Company"), the several lenders from time to time parties thereto (the "Banks"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and the financial institutions named therein as co-agents for the Banks (in such capacity, collectively, the "Co-Agents"; each, individually, a ("Co-Agent").

                                WITNESSETH:

     WHEREAS, the Company, the Banks, the Administrative Agent and the Co-Agents are parties to the Credit Agreement;

     WHEREAS, the Company has requested that the Banks amend the Credit Agreement as set forth herein;

     WHEREAS, the Banks, the Administrative Agent and the Co-Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

     2. Amendments to Credit Agreement. (a) Subsection 7.15 of the Credit Agreement is amended by (i) deleting the word "and" from the end of clause (e),
(ii) deleting the period at the end of clause (f) and substituting therefor the phrase ";and" and (iii) adding thereto the following new clause (g):

        (g) Indebtedness of the Company to Holdings representing the loan by Holdings to the Company of the proceeds of the Holdings Senior Subordinated Notes.

     (b) Paragraph (j) of Section 8 of the Credit Agreement is hereby amended by (i) deleting the word "or" from the end of clause (iii) thereof and substituting therefor a comma and (ii) deleting the phrase; "or" at the end of clause (iv) and substituting therefor the following: or (iv) the loan by Holdings to the Company of the proceeds of the Holdings Senior Subordinated Notes; or

     3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement, as amended by this Second Amendment. The Company represents and warrants that, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

     4. Effectiveness. Upon receipt by the Administrative Agent of counterparts of this Second Amendment duly executed by the Company, Holdings and the Required Banks, this Second Amendment shall become effective as of the date of receipt by the Administrative Agent of such counterparts (the "Effective Date").

     5. Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks, the Administrative Agent or the Co-Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     6. Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     7. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.

            COMMSCOPE, INC. OF NORTH CAROLINA

            By: /s/Barry D. Graham

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                      Title:Treasurer

            THE CHASE MANHATTAN BANK, as
            Administrative Agent, as a Co-Agent
            and as a Bank

            By: /s/Steven J. Faliski

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                      Title: Vice President

            BANK OF AMERICA, NA, as a Co-Agent and as a Bank

            By: /s/Adam Kaplan

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                      Title: Vice President

            FLEET NATIONAL BANK F.K.A. BANKBOSTON, N.A., as a Co-Agent and as a Bank

            By: /s/Deanne M. Horn

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                      Title: Vice President

            BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Co-Agent and as a Bank

            By: /s/R. Glass

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                      Title: Vice President

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

            CREDIT LYONNAIS NEW YORK BRANCH, as a Co-Agent and as a Bank

            By: /s/Stephen M. Prosel

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                  Title: First Vice President and Manager

            FIRST UNION NATIONAL BANK, as a Co-Agent and as a Bank

            By: /s/Frederick E. Blumer

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                      Title: Vice President

            TORONTO DOMINION (NEW YORK) INC., as a Co-Agent and as a Bank

            By: /s/Jorge A. Garcia

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                      Title: Vice President

            WACHOVIA BANK, N.A., as a Co-Agent and as a Bank

            By: /s/Christopher L. Fincher

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                      Title: Senior Vice President

            CREDIT AGRICOLE INDOSUEZ

            By: /s/Michael R. Quiray

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                      Title: Vice President, Senior Relationship Manager

            By: /s/Patrick Cocquerel

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                      Title: First Vice President, Managing Director

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

            COMERZBANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES

            By: /s/Harry P. Yergey

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                       Title: Vice President

            By: /s/Subash Visuranathan

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                       Title: Vice President

            FLEET NATIONAL BANK

            By: /s/Deanne M. Horn

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                       Title: Vice President

            SCOTIABANC INC.

            By: /s/William E. Zarrett

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                        Title: Managing Director

            THE SUMITOMO BANK, LTD.

            By: /s/Peter Knight

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                        Title: Senior Vice President

            STB DELAWARE FUNDING TRUST I

            By: /s/Donald C. Harganon

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                        Title: Vice President

            THE TOKAI BANK, LTD., NEW YORK BRANCH

            By: /s/Shinichi Natkatani

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                      Title: Assistant General Manager

            GENERAL ELECTRIC CAPITAL CORPORATION

            By: /s/Gregory Hong

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                      Title: Duly Authorized Signatory

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

The undersigned agrees to the foregoing Second Amendment and to its obligations thereunder and confirms that its obligations under the Holdings Guarantee remain in full force and effect:

COMMSCOPE, INC.


By: /s/Barry D. Graham

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    Title: Treasurer

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